Investor Presentation
February 2009

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Transitioning from a development company to a commercial operating company



Pictured above is one of SulphCo's skid mounted 15,000 barrel per day Sonocracking™ units.

Company Description

SulphCo is helping crude oil producers, transporters, blenders and refiners see a greater return on investment and comply with increasingly stringent regulatory demand by improving the quality of petroleum streams in a cost effective manner using its patented and proprietary Sonocracking™ technology for oxidative desulfurization. The Sonocracking™ technology is based upon the novel use of high power ultrasound - the application of high energy, high frequency sound waves - to alter the molecular structure of crude oil and crude oil fractions. The overall process is designed to "upgrade" the quality of crude oil and crude oil fractions by modifying and reducing the sulfur and nitrogen content to make those compounds easier to process using conventional techniques, as well as reducing the density and viscosity.

Target Markets

The target markets for our Sonocracking™ technology and our Sonocracker™ units are the crude oil production, transportation, and refining markets. The sulfur content of crude oil is of increasing concern for all facets of the energy market, and the economic value of crude oil and crude products is impacted by sulfur content. Also, environmental regulations mandate the reduction of sulfur content in many fuels, including gasoline, diesel fuel, and bunker fuel. Since our technology is designed to impact the overall quality of crude oil and crude oil fractions in a cost effective manner, the successful commercialization of our technology can be expected to produce economic benefits to future customers in these markets.

Company Overview

- SulphCo is developing and commercializing its patented and proprietary Sonocracking™ technology for oxidative desulfurization
- Sonocracking™ technology is designed to "upgrade" the quality of crude oil and crude oil products by modifying and reducing the sulfur and nitrogen content and reducing the density and viscosity

And this is important because:

- The level of sulfur content is a key economic driver of the value of crude oil and crude oil products
- Increasingly stringent environmental regulations demand the reduction of sulfur content in many fuels:

  - gasoline, diesel fuel, bunker fuel, etc.

Opportunity

- Traditional "hydro-treating" desulfurization process is:
  - Capital intensive,
  - A high pressure / high temperature process, and
  - A hydrogen consuming operation

- Sonocracking™ is:
  - A low temperature / low pressure process,
  - A potentially cost–effective alternative,
  - Designed to be easily integrated into potential customers' facilities, and
  - A patented proprietary technology

- Additional benefits to refiners may include:
  - Lower hydro-treating cost
  - Lower hydrogen usage
  - Reduction of carbon footprint
  - Ability to more economically meet tougher environmental regulations

Scalable high margin, recurring revenue and low fixed cost business model

Experienced Management Team

- Strong management team established beginning January 2007
- Relevant experience in every area of SulphCo's business with contacts required to execute commercialization strategy

Dr. Larry D. Ryan Chief Executive Officer	Senior management experience in chemical engineering and chemical technology ***General Electric***	Joined SulphCo in **January 2007**
Stanley W. Farmer Vice President and Chief Financial Officer	Finance, audit, and strategy experience in energy industry ***KPMG LLP, Arthur Andersen LLP and Malone & Bailey, PC***	Joined SulphCo in **June 2007**
Dr. Florian J. Schattenmann Vice President and Chief Technology Officer	Technology and laboratory management in inorganic chemistry ***Momentive Performance Materials (General Electric)***	Joined SulphCo in **August 2008**
M. Clay Chambers Chief Operating Officer	Senior management experience in refining, petrochemicals, product, crude supply and petroleum marketing ***Coastal (El Paso Corporation)***	Joined SulphCo in **February 2008**
Richard K. Sell Director of Business Development - Americas	Senior management experience in crude oil and crude oil products trading and supply ***Coastal (El Paso Corporation)***	Joined SulphCo in **July 2008**
William H. Fleenor Chief Accounting Officer	Certified public accountant with senior accounting experience in energy industry ***BP Energy Company***	Joined SulphCo in **April 2008**
Jeffrey R. Freedman Vice President of Corporate Development	Corporate development, investor relations and equity research in energy industry ***Allis-Chalmers Energy, Inc.***	Joined SulphCo in **February 2009**

Business Model

- SulphCo owns the equipment and leases it to the customer for a nominal fee
- SulphCo provides a desulfurization service and collects a "processing" fee on each barrel that the customer processes using SulphCo's technology
- Customer pays for probe replacement and other equipment maintenance
- Pursuing direct-to-customer opportunities and strategic partnerships with third party distributors

Market Opportunity

- SulphCo's technology can be used at many stages of the oil market



Upstream Participants
Aramco
KPC
Pemex
ExxonMobil
BP
Petrobras
Mid-Stream Participants
BORCO
NuStar
Plains
Vitol
Mid-Stream Participants
Enbridge
NuStar
Plains
TEPPCO
Chevron
Pipeline
Shell Pipeline
Downstream Participants
Motiva
ExxonMobil
Chevron
Valero
Koch
CVR Resources

Total Estimated Addressable Market

•Diesel fuel production ~16 million barrels per day

•Crude oil production ~85 million barrels per day

Range of Potential Benefits - Crude Oil

Crude Oil Attribute	SulphCo Produces	Economic Value/bbl
Sulfur Reduction	Up to -50%	$2.00-$4.50
Gravity (API) Increase	Up to 3 points	$0.70-$2.10
Viscosity Reduction	Up to -15%	$0.50-$1.50

Based on $100 per barrel:

- A 1% reduction in sulfur content → $5.60 per barrel
- Each point of API Gravity improvement → $0.70 per barrel

Example: *Improving crude from 20 API and 3% sulfur to 22 API and 2.30% sulfur adds $5.30 to the value of each barrel; additional benefits available to refiner in viscosity reduction and distillate yields*

Source: http://www.esmap.org/filez/pubs/652007104920_CrudeOilPriceDifferentials.pdf

Range of Potential Benefits - Diesel Fuel

SulphCo®

Regional Historical & Forecast Pricing

Cents per Gallon
Yearly Average
Historical (Nominal $) Projected (Real $)
Source: Muse Stancil

USGC

	Averages			
	2000-04	2005-07	2008-10	2011-25
Diesel (15 ppm)	N/A	N/A	250.16	231.62
Diesel (500 ppm)	82.84	186.76	256.42	225.63
No. 2 (2,000 ppm)	80.79	180.97	250.74	219.63

NW Europe

	Averages			
	2000-04	2005-07	2008-10	2011-25
ULSD (10 S, 53 C)	N/A	195.98	270.79	240.97
ULSD (50 S, 53 C)	94.35	193.71	269.79	239.97
Gas Oil 0.1%S	83.57	185.96	261.11	234.03

NY Harbor

	Averages			
	2000-04	2005-07	2008-10	2011-25
Diesel (15 ppm)	N/A	N/A	265.10	234.62
Diesel (500 ppm)	86.24	191.04	259.42	N/A
No. 2 (2,000 ppm)	84.36	181.64	253.74	222.63

Singapore

	Averages			
	2000-04	2005-07	2008-10	2011-25
Gasoil (50 S, 53 C)	N/A	N/A	260.07	235.27
Gasoil (500 S, 49 C)	81.41	185.82	273.82	232.61
Gas Oil (0.5%S, 48 C)	78.69	179.21	268.25	227.58

Sulfur Reduction Value between ~$2.40 - $5.00 per bbl depending on target application

Financial Opportunity

(assuming $1 per barrel on a single 30,000 Bpd Unit operating 350 days per year)

- Cumulative revenue to SulphCo over 5 years = $52,500,000
- Cumulative net cash flow over 5 years = $48,500,000



Net Revenue
Initial Cash Outlay
Net Cash Flow
15,000,000
11,250,000
7,000,000
3,750,000
0
-3,750,000
90% + gross margin!
Year 1
Year 2
Year 3
Year 4
Year 5

These are the economics on a 30,000 bpd unit, consisting of two 15,000 bpd "skids" together.

Assumes $1 per barrel net to SulphCo operating a 30,000 bpd unit 350 days per year.

Current Manufacturing and Supply Capability

- 210,000 barrels per day (Bpd) of existing capacity (fourteen 15K Units):
  - 15,000 Bpd (one 15K Unit) in Europe
  - 15,000 Bpd (one 15K Unit) in Houston, Texas
  - 90,000 Bpd (six 15 K Units) in Fujairah (UAE) test facility
  - 90,000 Bpd (six 15K Units) in storage in Singapore
- Plus two 5K Bpd mobile units in Houston, Texas
- Contract manufacturer capable of manufacturing two 15,000 Bpd units per month; increasing to four 15,000 Bpd units per month within six months
- Contract manufacturer capable of manufacturing 10 ultrasound probes per month initially with scale-up and serial production capability within six months

Technology Overview

SulphCo's patented technology uses high-power ultrasound to induce cavitation in a water/oil stream, which when combined with proprietary additives allows for chemical reactions to occur.

Cavitation bubbles grow, become unstable and collapse from the negative pressure of sound wave fronts in the liquid.



The collapse, or implosion, of the bubbles generates intense excess heat and pressure in and around every nanometer-sized bubble resulting in intense shear and mixing as well as high localized temperature and pressure.

The intense mixing and highly localized intense heat and pressure allow for complex chemical reactions to occur at relatively low temperatures and pressures in the bulk system.

Sonochemistry/Cavitation

- **Sonochemistry:** driving and accelerating chemical reactions through application of ultrasonic energy.
- **Cavitation:** the process where a void bubble in a liquid rapidly collapses, producing a shockwave.



Cavitation bubble

Cavitation bubble grows in negative pressure

As negative pressure grows, the cavitation bubble oscillates, growing to an unstable size.

Cavitation bubble implodes, which causes shock waves to be radiated from the site of collapse, thereby generating high heat in the bubble core.

Sonocracking™

Sonocracking™: The application of sonochemistry to petroleum-based liquids combining ultrasound with proprietary catalysts and oxidants.



magnet
probe
reaction chamber
H_2O
Oil
Sulfur Compounds
Electricity
S
OH•
A
B
C

A. Oil, water and additives flow together towards the reaction chamber.

B. In the reaction chamber, the ultrasound probe causes cavitation (formation of small bubbles). These bubbles expand and then collapse, creating energy and heat that facilitates chemical reactions.

C. Oxygen is attached to sulfur compounds thereby changing their chemical composition.



OH•

Chemical reaction inside reaction chamber

Example: Crude Oil Sulfur Species Distribution – Before and After Treatment


Thiophenes
DBT
2-MDBT
Me
4,6-DMDBT
Sulfones
DBTS
Intensity
Boiling Point
Crude Oil Feed
After Treatment

Significant sulfur conversion to sulfones (higher boiling components)

Example: Crude Oil Fractions – Treated vs. Untreated



Distilled
Treated & Distilled
Treated, Distilled & Extracted
ppm S in Oil
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Naphtha: 60% reduction
Kerosene: 80% reduction
Diesel: 90% reduction
VGO: 70% reduction
242
85
104
770
140
133
4499
1409
429
8320
7383
2358
Naphtha
Kerosene
Diesel
Vacuum Gas Oil
Residuals
Intensity
Feed
After Treatment
Boiling Point

Shifts Sulfur from Middle Distillate to to Lower Value Fractions

South American Diesel Fraction – Sulfur Distribution Before and After Treatment



Thiophenes
DBT
2-MDBT
4,6-DMDBT
Me
Sulfones
DBTS
Diesel Feed
Treated Diesel (1)
Treated Diesel (2)
Intensity
Diesel
Heavy Gas Oil, Residuals
Boiling Point

- Significant conversion of sulfur species to sulfones – repeatable process
- Most converted sulfur boils at temperatures outside of diesel fraction

Summary of Testing Results

(Performed on bench and 5,000 barrel/day processing scale)

SulphCo®

- ↑ Up to 3-4 pts. API
- ↓ 15+% Viscosity
- ↓ 30 – 50%+ Sulfur

〉 **Various Crude Oils**

- ↑ Up to 1 pts. API
- ↓ 50 – 90+% Sulfur

〉 **Diesel Fuel**

Sample Measurements confirmed by 3rd Party Laboratories

Intellectual Property
SulphCo owns seven US patents, six of which relate to Sonocracking™ technology

- Loop-shaped Ultrasound Generator and Use in Reaction Systems. US Patent No. 7,275,440
- Conversion of Petroleum Resid to Usable Oils with Ultrasound. US Patent No. 7,300,566
- Oxidative Desulphurization of Fossil Fuels with Ultrasound. US Patent No. 6,402,939
- Continuous Process for Oxidative Desulphurization of Fossil Fuels with Ultrasound and Products Thereof. US Patent No. 6,500,219
- Ultrasound-Assisted Desulfurization of Fossil Fuels in the Presence of Dialkyl Ethers. US Patent No. 6,827,844
- Corrosion Resistant Ultrasonic Horn. US Patent No. 6,652,992
- High-Power Ultrasound Generator and Use in Chemical Reactions. US Patent No. 6,897,628
- SulphCo also has seven pending US Patents

Current Status

SulphCo®

- Enhanced lab processes delivering consistent, reliable, repeatable and commercially meaningful results
- Successfully completed first commercial-scale field test in October
  - replicated results achieved in the lab
  - test performed reliably and safely
  - achieved significant sulfur reduction
- Working with a number of interested industry partners
  - further field tests planned Q1 2009
- Approximately $17.6 million of cash as of December 31, 2008
- Scalable business model with high margins, recurring revenue and low fixed costs

Key Investment Takeaways

- Cost effective, scalable solution to developing market need
- Multiple economic and regulatory demand drivers
- Robust and growing patent estate create high barriers to entry
- Recent trial results have demonstrated process scalability and generated increased industry interest
- Conducting further field trials with potential customers/partners
- New, highly experienced management team

APPENDICES

South American Diesel Fraction – After Sulfur Removal Process



Thiophenes
DBT
2-MDBT
4,6-DMDBT
Me
S
Intensity
Diesel Feed
Treated Diesel
Boiling Point

- Converted sulfur (sulfones) easily removed
- >70% reduction in sulfur content after full treatment

Management Team

- **Dr. Larry D. Ryan**, our Chief Executive Officer and a director, was a senior executive leader at General Electric Company, GE Advanced Materials Division from 1998 to January 2007. His last role within GE was in the capacity of Business Manager, Elastomers, and RTV AMR. Dr. Ryan has a Ph.D. in Chemical Engineering from the University of Delaware, a Six-Sigma Blackbelt certification, and a long history of working with chemical process-dependent technologies. He is a graduate of the General Electric Edison Engineering Development Program, a technical leadership program focused on process engineering projects and product quality improvements. Dr. Ryan has served as our Chief Executive Officer since January 2007 and as a director since February 2007.
- **M. Clay Chambers** has served as our Chief Operating Officer since February 2008. Mr. Chambers has over thirty-five years experience in the refining and petrochemical industry, having begun his career with UOP, Inc. and held senior management positions with Coastal Corporation, El Paso Corporation and Texas City Refining. At Coastal (NYSE, Fortune 40 Company, now El Paso Corporation) he served as Vice President of Refining, Senior Vice President of International Project Development and Senior Vice President of Petroleum Coordination. Mr. Chambers had overall management responsibility for refineries located in Corpus Christi, Texas; Eagle Point, New Jersey; Mobile, Alabama; Wichita, Kansas and Aruba, with a total crude capacity of 538,000 barrels/day. He has extensive expertise regarding the full range of refinery and petrochemical processing units and has also held senior management positions in the product, crude supply and petroleum marketing areas. Mr. Chambers holds a professional degree in Chemical & Petroleum Refining Engineering from Colorado School of Mines and an MBA from the University of Houston.
- **Stanley W. Farmer** has served as our Vice President and Chief Financial Officer since June 2007. From June 2005 to June 2007, Mr. Farmer was an audit partner at Malone & Bailey, PC, a full service certified public accounting firm specializing in providing audit services to small public companies. From November 2004 to April 2005, Mr. Farmer was the Chief Financial Officer at Texas Energy Ventures, L.L.C., a wholesale and retail energy holding company. From May 2003 to November 2004, Mr. Farmer was an Assistant Controller at Reliant Energy Wholesale Group, a subsidiary of Reliant Energy, Inc., a provider of electricity and energy-related products to retail and wholesale customers. From April 2000 to May 2003, Mr. Farmer was a Senior Director at Enron Corp. in its accounting transaction support group. Mr. Farmer earned a B.B.A in Accounting from Texas A&M University (College Station, Texas), is a certified public accountant (Texas) and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

Management Team - Continued

- **Dr. Florian J. Schattenmann** joined SulphCo in August 2008 and currently serves as our Vice President and Chief Technology Officer. Dr. Schattenmann joined SulphCo from Momentive Performance Materials (formerly General Electric Advanced Materials), where he was Global Technology Manager for the Elastomers division and prior to that Technology Director for GE-Bayer Silicones based in Leverkusen, Germany. Dr. Schattenmann joined the GE Advanced Materials business from the GE Global Research Center, where he successively led several laboratories focused on the development of advanced technologies ranging from electronic materials to selective catalysis to nano-structured materials. Dr. Schattenmann is a certified Master Black Belt from GE in Six Sigma process methodology, holds seven patents and is the co-author of numerous peer-reviewed publications. Dr. Schattenmann has a Ph.D. in Inorganic Chemistry from M.I.T.
- **Jeffrey R. Freedman** has served as our Vice President of Corporate Development since February 2009. Prior to joining SulphCo, Mr. Freedman served on the board of directors of Allis-Chalmers Energy, Inc. ("Allis-Chalmers") from January 2005 until April 2007, when he became Allis-Chalmers' Corporate Vice President – Investor Relations. Mr. Freedman also served as Allis-Chalmers' Executive Vice President – Corporate Development from January 2002 to November 2002. Since January 2003, Mr. Freedman has been involved in private investments. From 1994 through December 2001, Mr. Freedman was Managing Director – Oil Services and Equipment for Prudential Securities with responsibilities for institutional equity research of oilfield services and contract drilling companies in the U.S. public markets. Mr. Freedman has been involved and held various positions with major institutional brokerage firms in equity research relating to the oil service sector over the last 30 years. Mr. Freedman has an MBA in Finance & Accounting from New York University's Stern School of Business and a BSBA in Finance from Babson College.

Management Team - Continued

- **William H. Fleenor** has served as our Chief Accounting Officer since April 2008. Prior to joining SulphCo, Mr. Fleenor was Managing Director of Accounting Policy and Controls for BP Energy Company (BP) where he managed personnel responsible for establishing external and internal accounting policies for BP's North American supply and trading operations and newly formed Alternative Energy business. Before joining BP, Mr. Fleenor was with American Electric Power (AEP) in Columbus, Ohio where he served as Director of Accounting Policy and Research for AEP's non-regulated operations in Columbus, Houston and the United Kingdom. Mr. Fleenor also spent a significant portion of his career auditing publicly traded and privately held companies while he was with PricewaterhouseCoopers LLP (previously Coopers and Lybrand LLP), where he achieved the level of Manager. Mr. Fleenor graduated from Lamar University with a bachelor of business administration degree in accounting and is a Certified Public Accountant in the state of Texas.

- **Richard K. Sell** has served as our Director of Business Development – Americas since July 2008 and leads the Company's business development initiatives in the Western Hemisphere. Mr. Sell brings to SulphCo more than thirty year's experience in the crude oil markets. He served as Senior Managing Director Crude Oil Supply & Trading and Senior Managing Director Petroleum Origination (Commercial Activities) at El Paso Merchant Energy- Petroleum Co., a subsidiary of El Paso Corporation, where he had direct responsibility for the purchase of 1.5 million barrels per day of crude oil from national producers such as Mexico, Saudi Arabia, Kuwait, Venezuela, and Angola, among others. Before that Mr. Sell was a Senior Vice President at Coastal States Trading Inc. and Coastal Petroleum, N.V. where he managed the economic supply of crude oil for the entire Coastal Corporation refining system. More recently, as a partner in Riverway Petroleum Partners, LLC, he performed consulting services for oil companies, national oil producers and pipeline companies on projects including the marketing of new crude production, corporate governance and the economics for a proposed deep water pipeline. Mr. Sell has a B.A. in Economics from Texas Christian University in Fort Worth, Texas.

Contact Information

SulphCo, Inc.
Mr. Jeffrey R. Freedman
Vice President of
Corporate Development
(713) 896-9100
requestinfo@sulphco.com

FD
U.S. Investors
+1 (646) 395-4663
Mr. Eric Boyriven
Eric.Boyriven@FD.com
Ms. Jessica Greenberger
Jessica.Greenberger@FD.com

U.S. Media
+1 (646) 395-4663
Ms. Jordana Miller
Jordana.Miller@FD.com

International Investors & Media
+44 (0) 207-831-3113
Mr. Ben Brewerton
Ben.Brewerton@FD.com
Mr. Sean Galvin
Sean.Galvin@FD.com